    As filed with the Securities and Exchange Commission on March 3, 1998

                                                 REGISTRATION STATEMENT NO. 333-

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                                  RESTRAC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
        DELAWARE                                  04-2935271
(STATE OF INCORPORATION)              (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02173
                                 (781) 869-5000

    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


       AMENDED AND RESTATED RESTRAC, INC. 1996 STOCK OPTION AND GRANT PLAN

      AMENDED AND RESTATED RESTRAC, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN

                            (FULL TITLE OF THE PLANS)

                      ------------------------------------

                                 LARS D. PERKINS
                             CHIEF EXECUTIVE OFFICER
                                  RESTRAC, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02173
                                 (781) 869-5000

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                          ----------------------------
                                 WITH COPIES TO:

                             John J. Egan III, Esq.
                           GOODWIN, PROCTER & HOAR LLP
                                 Exchange Place
                           Boston, Massachusetts 02109
                                 (617) 570-1514
                          ----------------------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
 Title of Securities to be     Amount to be        Proposed Maximum Offering   Proposed Maximum Aggregate            Amount of
         Registered           Registered (1)            Price Per Share              Offering Price              Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
 Common Stock                   1,000,000                  $5.75(2)                   $5,750,000                     $1,743
===================================================================================================================================

(1) This Registration Statement also relates to such indeterminate number of additional shares as may be issuable pursuant to the Amended and Restated Restrac, Inc. 1996 Stock Option and Grant Plan and the Amended and Restated Restrac, Inc. 1996 Employee Stock Purchase Plan as a result of a stock dividend, reverse stock split, split-up, recapitalization or other similar event.

(2) This estimate is based on the average of the high and low prices of the Common Stock of Restrac, Inc., par value $.01 per share, as reported on the Nasdaq National Market on February 27, 1998, pursuant to Rule 457(c) and
     (h) under the Securities Act of 1933, solely for purposes of determining the registration fee with respect to the shares of Common Stock to be issued under the Amended and Restated Restrac, Inc. 1996 Stock Option and Grant Plan and the Amended and Restated Restrac, Inc. 1996 Employee Stock Purchase Plan.

================================================================================

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The contents of Restrac, Inc.'s Registration Statement on Form S-8 (File No. 333-03521) are incorporated herein by reference.

Item 8. EXHIBITS.

     The following is a complete list of exhibits filed or incorporated by reference as part of this Registration Statement:

     +4.1 Third Amended and Restated Certificate of Incorporation of Restrac,
          Inc.
     +4.2 Amended and Restated By-Laws of Restrac, Inc.
     4.3  Amended and Restated Restrac, Inc. 1996 Stock Option and Grant Plan.
     4.4  Amended and Restated Restrac, Inc. 1996 Employee Stock Purchase Plan.
     5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.
     23.1 Consent of Goodwin, Procter & Hoar LLP (included in their opinion filed as Exhibit 5.1 hereto).
     23.2 Consent of Arthur Andersen LLP, Independent Public Accountants.
     24.1 Power of Attorney (included on the signature page of this registration statement).

--------------------

+ Incorporated by reference to the relevant exhibit to the Restrac, Inc. Registration Statement on Form S-1, as amended, (File No. 333-03521) which was originally filed with the Commission on May 10, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, Commonwealth of Massachusetts on this 27th day of February, 1998.

                                     RESTRAC, INC.


                                      By:/s/ Lars D. Perkins
                                         --------------------------------------
                                         Lars D. Perkins
                                         Director and Chief Executive Officer


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Restrac, Inc. hereby severally constitute Lars D. Perkins and Martin J. Fahey and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Restrac, Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                           CAPACITY                                    DATE
             ---------                           --------                                    ----


 /s/ Lars D. Perkins                   Director and Chief Executive Officer            February 27, 1998
-----------------------------------    (Principal Executive Officer)
Lars D. Perkins


 /s/ Martin J. Fahey                   Director, President and Chief                   February 27, 1998
-----------------------------------    Operating Officer
Martin J. Fahey                        (Principal Executive Officer)


 /s/ Cynthia G. Eades                  Chief Financial Officer                         February 18, 1998
-----------------------------------    (Principal Financial Officer
Cynthia G. Eades                       and Principal Accounting Officer)


 /s/ Russell J. Campanello             Director                                        February 26, 1998
-----------------------------------
Russell J. Campanello


 /s/ J. Paul Costello                  Director                                        February 27, 1998
-----------------------------------
J. Paul Costello


 /s/ A. Bruce Johnston                 Director                                        February 27, 1998
-----------------------------------
A. Bruce Johnston


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                             Description
-----------                             -----------

     +4.1 Third Amended and Restated Certificate of Incorporation of Restrac,
          Inc.

     +4.2 Amended and Restated By-Laws of Restrac, Inc.

     4.3  Amended and Restated Restrac, Inc. 1996 Stock Option and Grant Plan.

     4.4  Amended and Restated Restrac, Inc. 1996 Employee Stock Purchase Plan.

     5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.

     23.1 Consent of Goodwin, Procter & Hoar LLP (included in their opinion filed as Exhibit 5.1 hereto).

     23.2 Consent of Arthur Andersen LLP, Independent Public Accountants.

     24.1 Power of Attorney (included on the signature page of this registration statement).


---------------------------

+ Incorporated by reference to the relevant exhibit to the Restrac, Inc. Registration Statement on Form S-1, as amended, (File No. 333-03521) which was originally filed with the Commission on May 10, 1996.